UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 18, 2006

                                COMMERCEPLANET, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Utah                     333-34308              87-0520575
  ----------------------------     ------------------------    ---------------
     (State or other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



         30 S. LaPatera Lane, Suite 7  Goleta,  CA              90802
      -------------------------------------------------     -------------
           (Address of principal executive offices)           (Zip Code)

                                 (805) 964-9126
                             ----------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 18, 2006, our Board of Directors accepted the resignations of Douglas Leighton, Michael A. Novielli, Theodore Smith and Barrett Evans as Directors. The Board also appointed Charlie Gugliuzza and David Foucar to the position of Director. Our Chief Executive Officer, Michael Hill, was appointed to the position of Chairman of the Board.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number                      Description

    17.1        Letter of Resignation of Barrett Evans, dated August 18,
                2006.

    17.2 Letter of Resignation of Douglas Leighton, Michael Novielli and Theodore Smith, dated August 18, 2006.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        COMMERCEPLANET, INC.
                         -----------------
                            Registrant


Date:  August 18, 2006                 By:  /s/ Michael Hill
                                            ----------------
                                            Michael Hill
                                            Chief Executive Officer